[front cover}
                                  J.P. MORGAN
                                   BOND FUND
                                 [jp morgan logo]
                                 Annual Report
                                October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    For the 12 months ended October 31, 2000, the J.P. Morgan Bond Fund provided a total return of 6.61%. The Fund outperformed its peer group--the Lipper Intermediate Investment Grade Debt Funds Average--which returned 5.84% during the period, but underperformed its benchmark--the Salomon Smith Barney Broad Investment Grade Bond Index--which returned 7.28%.

    The Fund's net asset value (NAV) increased to $9.89 on October 31, 2000, from $9.87 at the start of the year. During the year, the Fund distributed approximately $0.61 per share from ordinary income. On October 31, 2000, the Fund's net assets were approximately $240 million, while the net assets of the U.S. Fixed Income Portfolio, in which the Fund invests, amounted to approximately $1.6 billion.

    On the pages that follow, the Fund's lead portfolio manager, Jay Gladieux, discusses the fixed income market in detail. Jay explains the factors that influenced fund performance during the fiscal period, and provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we appreciate your investment in the Fund. If you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/signature/                             /signature/

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
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Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
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EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on October 31, 1990, would have increased to $19,905 on October 31, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception).


GROWTH OF $10,000 OVER 10 YEARS
October 31, 1990-October 31, 2000

[data from line chart]

Salomon Smith Barney Broad Investment Grade Bond Index*               $21,631
Lipper Intermediate Investment Grade Debt Funds Average               $20,758
J.P. Morgan Bond Fund                                                 $19,905

PERFORMANCE

                                           TOTAL
                                          RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                        -----------   --------------------------------------------
                                            ONE           THREE          FIVE           TEN
                                           YEAR           YEARS          YEARS         YEARS
AS OF OCTOBER 31, 2000
J.P. Morgan Bond Fund                      6.61%          4.75%          5.58%         7.13%

Salomon Smith Barney Broad Investment
    Grade Bond Index*                      7.28%          5.65%          6.33%         8.02%

Lipper Intermediate Investment
    Grade Debt Funds Average               5.84%          4.51%          5.34%         7.55%

AS OF SEPTEMBER 30, 2000

J.P. Morgan Bond Fund                      6.80%          4.96%          5.79%         7.20%

Salomon Smith Barney Broad Investment
    Grade Bond Index*                      6.92%          5.93%          6.48%         8.09%

Lipper Intermediate Investment
    Grade Debt Funds Average               5.75%          4.85%          5.54%         7.58%

* The Salomon Smith Barney Broad Investment Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds.

    Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source of mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Jay A. Gladieux]

    The following is an interview with JAY A. GLADIEUX, vice president, and a portfolio manager in the U.S. Fixed Income group. As a J.P. Morgan Investment Management employee for the past three years, Jay has concentrated on broad market strategies. Previously, Jay spent 15 years at Morgan Stanley & Co. He graduated from Allegheny College with a major in economics, and received his M.B.A. from the University of California, Berkeley, with a specialization in both finance and accounting. This interview was conducted on November 15, 2000, and reflects Jay's views on that day.

WHAT DEVELOPMENTS DROVE YOUR INVESTMENT  STRATEGIES DURING THE PAST YEAR?

    There were several key factors that impacted the fixed income markets and our portfolio strategy. Among the most significant were the growth path of the U.S. economy, progressive Federal Reserve tightening of monetary policy, and the federal government using part of its fiscal surplus to buy back outstanding U.S. Treasuries. Other factors included increased stress in the credit sectors and Y2K-related technicals.

HOW DID THESE DEVELOPMENTS IMPACT YOUR DURATION DECISIONS FOR THE PORTFOLIO?

    Let me preface my answer by saying that, while we actively manage duration, it is only one source of returns for the portfolio. We are careful to ensure that duration decisions do not overpower other sources of return.

    Looking at the latter part of 1999, we felt that the U.S. economy was growing much stronger, and that the Fed would be more aggressive in tightening monetary policy. As a result, in 4Q99, our duration position was shorter than the benchmark, with a yield curve flattening bias.

    As we moved into 1Q00, it became clear that the fiscal surplus was going to increase the paydowns of outstanding U.S. Treasuries. So, we shifted to a long duration position concentrated at the long end of the yield curve. Paydowns and progressive Fed tightening produced positive results from this position through 2Q00.

    As signs of a slowdown appeared in the economy, we neutralized our yield curve bias. And, as statements by the two major presidential candidates pointed to either tax cuts, or greater spending (and hence a declining fiscal surplus), we moved our long position into the five year area of the yield curve, which is
where    we    closed    3Q00.

HOW DID SECTOR ALLOCATION CONTRIBUTE  TO PERFORMANCE?

    At the beginning of 4Q99, yield spreads in most sectors were exceptionally wide. Our evaluation of Y2K-related risk, at least in the United States, was that it was likely to be a non-event. Based on this analysis, we moved the portfolio to a significant overweight position in the high quality, liquid sectors of mortgages, asset-backed securities, and agencies. We also increased our exposure to high yield and emerging markets debt. As Y2K approached, there was little new issuance, and these sectors significantly outperformed through the end of the year.

WHAT HAPPENED THEN?

    With Y2K behind us, new issue activity resumed strongly, driven by the financing needs of a red-hot economy. This occurred, coincidentally, just as Treasuries became scarcer. There were also increasing signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate and high-yield sectors. During this time, the broker/dealer community sought to maintain a low-risk profile. As a result, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, corporates and high-yield bonds, and moved to an overweight position in Treasuries, relative to the benchmark.

    In 2Q00 and 3Q00, we repositioned to an overweight in mortgages. Here, we wanted to add some yield to the portfolio and expected that higher rates would slow prepayments and new supply. We also initiated a position in $US hedged non-dollar bonds, concentrated in German and French government issues. The thinking here was that, with a slowdown in the global economy, European rates had farther to fall than U.S. rates. Neither of these positions worked out, and resulted in a modest amount of underperformance.

PORTFOLIO MANAGER Q&A
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                                                                    (Continued)

WHAT ELSE IMPACTED PERFORMANCE?

    One of the key developments impacting bond market performance over the past year was a dramatic deterioration of credit quality in the high-yield and investment-grade corporate sectors. Moreover, the market severely punished any bad news, causing precipitous drops in the value of any outstanding bonds of an affected issuer. Many of the issuers impacted were household names, like Xerox and AT&T.

    Fortunately, we avoided most of these problems by relying on strong credit research. Still, there was one issue--Laidlaw--that had a significant negative impact. Laidlaw is a Canadian company that most people know from the yellow school buses that they operate. Laidlaw held a significant investment in Safty Kleen, a company that was subsequently revealed to have engaged in accounting irregularities. The market's reaction to this news was severely negative. Over the last year, we had significantly reduced our exposure to Laidlaw, but, nonetheless, the bonds we continued to hold suffered a significant decline in value. We fully exited our Laidlaw position shortly thereafter.

WHAT ARE SOME CHANGING DYNAMICS AFFECTING  THE MARKETPLACE?

    In terms of market-moving developments, I would reiterate the point that high yield and corporate sectors have become increasingly illiquid, threatening to some extent the ability of marginal companies to access the capital markets.

    This illiquidity is the result of several developments. One is a significant decline over the past several years in the number of broker dealers participating in the market. A flat yield curve exacerbates the problem. High short-term rates make it expensive for dealers to finance inventory, so they are inclined to minimize their positions. The traditional portfolio buyers-- insurance companies for example--also have become less willing to step in.

    In all, these developments--fewer dealers, high carrying costs, and a pullback by traditional buyers--helped to chill the market for corporate and high- yield debt.

IF COMPANIES HAVE A TOUGH TIME TAPPING CAPITAL MARKETS, HOW MIGHT THAT IMPACT THEIR PROSPECTS GOING FORWARD?

    It's starting to have an impact, but perhaps less than you might otherwise expect. During the last few years, spreads have widened broadly and interest rates have fallen, so the borrowing costs for corporations have remained viable. When you consider a corporate return on capital in the area of 15%, compared to borrowing costs of, say, 7.5% to 8%, it's still a good deal to borrow and invest, even if the spreads to Treasuries are wide.

    That said, recent credit problems in the corporate sector have made investors cautious, and banks have been less willing to lend to marginal credits. The market, as well, has not provided financing to smaller, more marginal credits. This is clearly impacting the performance of such companies, as evidenced by the recent increase in default statistics and distress ratios.

LOOKING TOWARD THE COMING MONTHS, WHAT DO YOU SEE DEVELOPING IN FIXED INCOME MARKETS, AND HOW ARE YOU POSITIONING THE PORTFOLIO?

    In regard to the economy, the most likely scenario is that there is going to be a soft landing, although chances are increasing that the slowdown may be sharper than anticipated. This is particularly evident in regard to the slowdown in industrial sector activity. We also see signs of a slowdown in capital expenditures, and declining consumer confidence.

    As far as interest rates are concerned, we think that rates will either remain stable, or trend modestly lower. For rates to move significantly lower, however, the Fed will have to ease credit conditions. We don't think the Fed will do anything in this regard until there is either a real crisis in the equity market, or the measures of inflation move into a clear downtrend.

    Credit sectors will likely remain volatile and illiquid. If we elect to increase our holdings in the spread sector, we're inclined to do it in the high-quality, liquid sectors, such as mortgages, agencies and asset-backed securities.

    At present, the Fund has a modest long-duration position. We are overweight in the non-call and residential mortgage sectors, and are underweight corporates. In all, we are very conservatively positioned and are awaiting more positive news before we enter the credit sectors in any meaningful way. This will probably be when the Fed commits to an easing mode, but we're not there yet.

FUND FACTS
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INVESTMENT OBJECTIVE

    J.P. Morgan Bond Fund seeks to provide a high total return consistent with moderate risk of capital. It is designed for investors who seek a total return that is higher than that generated from short-term obligations, while recognizing the greater price fluctuation of longer-term instruments.

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    Inception Date:  3/11/1988
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    Fund Net Assets as of 10/31/2000:  $240,180,246
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    Portfolio Net Assets as of 10/31/2000:
       $1,622,408,286
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    Dividend Payable Dates:  MONTHLY
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    Capital Gain Payable Dates
       (if applicable): 12/13/2000

EXPENSE RATIO

    The Fund's current expense ratio of 0.69% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

PORTFOLIO ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Mortgage Pass Thru                           25.2%
Short-Term Investments                       20.5%
Collateralized Mortgage Obligations          13.9%
U.S. Treasury Securities                     11.8%
Corporate Bonds                              10.5%
U.S. Government Agency Securities             7.7%
Asset-Backed Securities                       6.7%
Foreign Corporate Bonds                       2.4%
Private Placement                             0.9%
Preferred Stocks                              0.2%
Sovereign Governments and Agencies            0.2%

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    Duration:  9.34 YEARS
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    30 Day SEC Yield:  6.24%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The Fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
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OCTOBER 31, 2000

ASSETS
Investment in The U.S. Fixed Income
    Portfolio ("Portfolio"), at value                           $242,749,907
Receivable for Shares of Beneficial Interest Sold                    407,042
Prepaid Trustees' Fees and Expenses                                      808
Prepaid Expenses and Other Assets                                        535
                                                           -------------------
TOTAL ASSETS                                                     243,158,292
                                                           -------------------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                 2,719,263
Dividends Payable to Shareholders                                    154,345
Shareholder Servicing Fee Payable                                     50,433
Administrative Services Fee Payable                                    4,827
Fund Services Fee Payable                                                160
Accrued Expenses and Other Liabilities                                49,018
                                                           -------------------
TOTAL LIABILITIES                                                  2,978,046
                                                           -------------------
NET ASSETS
Applicable to 24,290,409 Shares of
    Beneficial Interest Outstanding
    (par value $0.001, unlimited shares authorized)             $240,180,246
                                                           ===================
Net Asset Value, Offering and Redemption Price Per Share               $9.89
                                                           ===================
ANALYSIS OF NET ASSETS
Paid-in Capital                                                 $248,018,216
Undistributed Net Investment Income                                  314,740
Accumulated Net Realized Loss on Investment                      (7,951,755)
Net Unrealized Depreciation of Investment                          (200,955)
                                                           -------------------
NET ASSETS                                                      $240,180,246
                                                           ===================

     The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. MORGAN BOND FUND
STATEMENT OF OPERATIONS
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FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Allocated Investment Income from Portfolio                        $15,598,087
Allocated Portfolio Expenses                                        (796,530)
                                                           -------------------
     Net Investment Income Allocated from Portfolio                14,801,557
                                                           -------------------
FUND EXPENSES
Shareholder Servicing Fee                                             566,990
Administrative Services Fee                                            55,257
Transfer Agent Fees                                                    42,006
Registration Fees                                                      26,832
Professional Fees                                                      12,923
Printing Expenses                                                       7,892
Fund Services Fee                                                       3,586
Trustees' Fees and Expenses                                             2,801
Administration Fee                                                      2,565
Miscellaneous                                                          35,479
                                                           -------------------
     Total Fund Expenses                                              756,331
                                                           -------------------
NET INVESTMENT INCOME                                              14,045,226
                                                           -------------------
REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED LOSS ON INVESTMENT
    ALLOCATED FROM PORTFOLIO                                      (2,880,733)
                                                           -------------------
NET CHANGE IN UNREALIZED APPRECIATION ON
    INVESTMENT ALLOCATED FROM PORTFOLIO                            3,149,156
                                                           -------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $14,313,649
                                                           ===================

The Accompanying Notes are an Integral Part of the Financial Statements.
   7

J.P. MORGAN BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
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FOR THE YEARS ENDED OCTOBER 31

INCREASE IN NET ASSETS                                                 2000              1999
FROM OPERATIONS

Net Investment Income                                              $14,045,226        $12,075,425
Net Realized Loss on Investment Allocated from Portfolio            (2,880,733)       (4,850,924)
Net Change in Unrealized Appreciation (Depreciation)
    of Investment Allocated from Portfolio                           3,149,156         (7,482,779)
                                                                ----------------  -----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                                     14,313,649         (258,278)
                                                                ----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                              (14,045,226)      (12,086,746)
In Excess of Net Investment Income                                   (44,478)              -
Net Realized Gain                                                       -             (2,275,182)
                                                                ----------------  -----------------
     Total Distributions to Shareholders                           (14,089,704)      (14,361,928)
                                                                ----------------  -----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                    97,701,933        162,139,545
Reinvestment of Distributions                                       12,370,959        12,519,298
Cost of Shares of Beneficial Interest Redeemed                     (104,990,468)     (141,450,054)
                                                                ----------------  -----------------
     Net Increase from Transactions in
       Shares of Beneficial Interest                                5,082,424         33,208,789
                                                                ----------------  -----------------
     Total Increase in Net Assets                                   5,306,369         18,588,583
                                                                ----------------  -----------------
NET ASSETS
Beginning of Year                                                  234,873,877        216,285,294
                                                                ----------------  -----------------
End of Year                                                        $240,180,246      $234,873,877
                                                                ================  =================
Undistributed Net Investment Income                                  $314,740          $185,547
                                                                ================  =================
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                  9,970,301         16,072,609
Shares of Beneficial Interest Reinvested                            1,264,072          1,227,414
Shares of Beneficial Interest Redeemed                             (10,729,024)      (13,940,799)
                                                                ----------------  -----------------
   Net Increase in Shares of Beneficial Interest                     505,349           3,359,224
                                                                ================  =================

     The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. MORGAN BOND FUND
FINANCIAL HIGHLIGHTS
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SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                           FOR THE YEARS ENDED OCTOBER 31
                                               2000      1999       1998       1997        1996
                                          ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $9.87     $10.59     $10.42     $10.30      $10.41
                                          ---------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.61       0.58      0.65       0.66        0.62
Net Realized and Unrealized Gain
   (Loss) on Investment                        0.02      (0.60)     0.17       0.18       (0.11)
                                          ---------------------------------------------------------
Total From Investment Operations               0.63      (0.02)     0.82       0.84        0.51
                                          ---------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                        (0.61)      (0.59)    (0.65)     (0.65)      (0.62)
In Excess of Net Investment Income           (0.00)(a)     -          -          -           -
Net Realized Gain                                 -      (0.11)       -       (0.07)         -
                                          ---------------------------------------------------------
Total Distributions to Shareholders          (0.61)      (0.70)    (0.65)     (0.72)      (0.62)
                                          ---------------------------------------------------------
NET ASSET VALUE, END OF YEAR                 $9.89       $9.87     $10.59     $10.42      $10.30
                                          =========================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                  6.61%     (0.23)%     8.06%      8.58%       5.13%
Net Assets, End of Year (in thousands)      $240,180   $234,874   $216,285   $169,233    $149,207
Ratios to Average Net Assets
    Net Expenses                              0.69%      0.69%      0.66%      0.68%       0.66%
    Net Investment Income                     6.19%      5.72%      6.14%      6.41%       6.08%
    Expenses without Reimbursement            0.69%      0.69%      0.66%      0.68%       0.66%

(a) Less than $0.005


The Accompanying Notes are an Integral Part of the Financial Statements.
  9

J.P. MORGAN BOND FUND
NOTES TO FINANCIAL STATEMENTS
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OCTOBER 31, 2000
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1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--J.P. Morgan Bond Fund (the "Fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

    The Fund invests all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 15% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION--Valuation of securities by the Portfolio is discussed in
Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio is allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are paid annually.

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2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first
$7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

J.P. MORGAN BOND FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
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2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund share holders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $700.

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3. FEDERAL INCOME TAXES

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $7,890,062 of which $4,747,539 expires in the year 2007 and $3,142,523 expires in the year 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000 the following reclassifications were made: increase Undistributed Net Investment Income by $173,671, increase Paid-in-Capital by $19,591 and increase Accumulated Net Realized Loss on Investment by $193,262. The adjustments are primarily attributable to foreign currency reclasses. Net investment income, net realized gains and net assets were not affected by this change.

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4. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee is charged at an annual rate of 0.085% on the unused portion of the committed amount.

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5. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Bond Fund


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Bond Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

THE U.S. FIXED INCOME PORTFOLIO

Annual Report October 31, 2000

(The following pages should be read in conjunction with J.P. Morgan Bond Fund Annual Financial Statements)

THE U.S. FIXED INCOME PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES-6.7%
FINANCIAL SERVICES - 6.7%
     $10,000,000  Citibank Credit Card Master Trust I,
                  Series 1998-9, Class A, 5.30%, 1/9/06             $   9,609,300
      15,000,000  Conseco Finance Securitizations Corp.,
                  Series 2000-5, Class A3 SEQ, 7.21%, 2/1/32           15,000,000
       6,600,000  Daimler Chrysler Auto Trust, Series 2000
                  C, Class A2 SEQ, 6.81%, 7/6/03                        6,605,940
      21,000,000  Daimler-Benz Vehicle Trust, Series 1998 A,
                  Class A4 SEQ, 5.22%, 12/22/03                        20,625,780
      12,000,000  Discover Card Master Trust I,
                  Series 1998-4, Class A, 5.75%, 10/16/03              11,925,000
       5,000,000  First USA Credit Card Master Trust, Series
                  1999-1, Class C, 6.42%, 10/19/06                      4,846,875
       5,000,000  Ford Credit Auto Owner Trust, Series 1998
                  C, Class D, 7.70%, 1/15/04                            5,013,280
       5,000,000  Ford Credit Auto Owner Trust, Series 1999
                  A, Class D, 8.00%, 6/15/04                            5,035,940
      11,000,000  Ford Credit Auto Owner Trust, Series 2000
                  D, Class A2 SEQ, 7.06%, 4/15/03                      11,013,750
      15,486,192  Green Tree Financial Corporation,
                  Series 1993-3, Class B, 6.85%, 10/15/18              13,168,064
      10,000,000  Green Tree Financial Corporation,
                  Series 1999-5, Class B1, 9.20%, 4/1/31                9,437,500
      19,855,000  Sears Credit Account Master Trust,
                  Series 1999-2, Class A, 6.35%, 2/16/07               19,712,243
                                                                ------------------
TOTAL ASSET BACKED SECURITIES                                         131,993,672
                                                                ------------------
  (Cost $132,976,489)

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.9%

FINANCIAL SERVICES - 13.9%
      26,549,732  Chase Commercial Mortgage Securities
                  Corp., Series 1998-2, Class A2 SEQ,
                  6.39%, 11/18/08                                      25,500,195
      20,000,000  Chase Manhattan Bank-First Union
                  National Bank, Series 1999-1, Class A2 SEQ,
                  7.44%, 7/15/09
20,362,500
       4,900,000  COMM, Series 2000 FL2A, Class H-NW,
                  Floater, 7.97%, 11/15/00, resets monthly
                  off the 1-month LIBOR plus 1.35% with
                  no caps                                              4,900,000
      10,000,000  Commercial Mortgage Acceptance Corp.,
                  Series 1998-C2, Class D, 6.75%, 11/15/09             9,400,000
      42,660,000  DLJ Commercial Mortgage Corporation,
                  Series 2000-CF1, Class A1B SEQ,
                  7.62%, 5/10/10
43,673,175
         529,704  FHLMC, Series 1980, Class C SEQ,
                  6.85%, 10/15/21
527,717
      28,873,164  First Nationwide Trust, Series 1999-4,
                  Class 3PA1 SEQ, 6.50%, 10/19/29                     27,122,584
      20,000,000  First Union Commercial Mortgage Trust,
                  Series 1999-C1, Class A2 SEQ,
                  6.07%, 10/15/08                                     18,812,500

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

    $  8,895,000  GMAC Commercial Mortgage Securities
                  Inc., Series 1997-C1, Class A3 SEQ,
                  6.87%, 8/15/07                                 $      8,786,597
       5,000,000  GS Mortgage, Series 2000 F, Floater,
                  8.37%, 11/15/00
5,000,000
       6,950,000  Heller Financial Commercial Mortgage
                  Asset, Series 1999-PH1, Class A2 SEQ,
                  6.85%, 5/15/31
6,829,459
      42,943,000  LB-UBS Commerical Mortgage Trust,
                  Series 2000-C3, Class A2 SEQ,
                  7.95%, 1/15/10
44,593,643
       7,830,000  Morgan Stanley Capital I,
                  Series 1998-XL2, Class A2 SEQ,
                  6.17%, 10/3/08
7,393,235
      30,000,000  Mortgage Capital Funding, Inc.,
                  Series 1998-MC2, Class A2 SEQ,
                  6.42%, 5/18/08
28,800,000
      12,500,000  PNC Mortgage Acceptance Corp.,
                  Series 2000-C1, Class A2 SEQ,
                  7.61%, 2/15/10
12,828,125
       6,245,000  PNC Mortgage Acceptance Corp.,
                  Series 2000-C2, Class A2 SEQ,
                  7.30%, 9/12/10
6,269,393
       2,253,150  SACO I Inc. Series 1997-2,
                  Class 1A5 SEQ, 7.00%, 8/25/36                         2,083,812
         801,712  Vendee Mortgage Trust, Series 1997-1,
                  Class 2C SEQ, 7.50%, 9/15/17                            800,959
                                                                ------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                             273,683,894
                                                                ------------------
  (Cost $271,173,312)

CORPORATE BONDS-10.5%

BANKS - 1.1%
       2,010,000  Bank One Capital III, 8.75%, 9/1/30                   1,954,524
       8,500,000  Capital One Bank, 8.25%, 6/15/05                      8,545,985
       9,975,000  First Union National Bank, 7.80%, 8/18/10             9,939,689
                                                                ------------------
                                                                       20,440,198
                                                                ------------------
CHEMICALS - 0.3%
       1,000,000  Cytec Industries, Inc., 6.85%, 5/11/05                  931,120
       5,110,000  Rohm & Haas Co., 7.85%, 7/15/29                       4,986,338
                                                                ------------------
                                                                        5,917,458
                                                                ------------------
 DEFENSE/AEROSPACE - 0.5%
       8,530,000  Lockheed Martin Corp., 8.20%, 12/1/09                 8,878,621
                                                                ------------------
ELECTRICAL UTILITY - 0.6%
         506,000  Cogentrix Energy Inc., 8.75%, 10/15/08                  507,265
       4,025,000  Dominion Resources Inc., Series 2010-A,
                  8.13%, 6/15/10
4,150,017
       7,940,000  Dominion Resources Inc./VA, Series 2000 B,
                  7.63%, 7/15/05
8,027,236
                                                                ------------------
                                                                       12,684,518
                                                                ------------------
 ENERGY RESERVES & PRODUCTION(z)
        500,000  Lasmo (USA) Inc., 6.75%, 12/15/07                        476,620
                                                                ------------------

       The Accompanying Notes are an Integral Part of the Financial Statements.
14

THE U.S. FIXED INCOME PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.6%
   $  5,493,316  500 Grant St. Association, 144A,
                 Series 1999 A, 6.46%, 12/1/08                    $    5,256,554
      3,400,000  CitiFinancial, 8.70%, 6/15/10                         3,681,010
      3,490,000  Comdisco, Inc., 6.38%, 11/30/01                        2,928,110
      4,205,000  Comdisco Inc., 9.50%, 8/15/03                          3,153,750
      5,000,000  ERAC USA Finance Co., 144A, 6.38%, 5/15/03             4,794,900
        135,000  Ford Motor Credit Co., 7.25%, 1/15/03                    135,342
      1,010,000  Ford Motor Credit Co., 7.38%, 10/28/09                   980,660
      6,500,000  Household Finance Corp., 8.00%, 5/9/05                 6,647,095
      2,200,000  Keycorp Institutional Capital, Series 1996 B,
                 8.25%, 12/15/26
2,000,944
      4,475,000  McKesson Financial of Canada, 144A,
                 6.55%, 11/1/02
4,291,659
      6,000,000  Newcourt Credit Group Inc., 6.88%, 2/16/05             5,796,480
      8,835,000  NGC Corp. Capital Trust, Series 1997 B,
                 8.32%, 6/1/27
7,775,772
      1,834,912  Oil Purchase Company, 144A, 7.10%, 4/30/02             1,752,341
      1,765,000  Provident Financing Trust I, 7.41%, 3/15/38            1,303,523
     17,500,000  Washington Mutual Financial Corp.,
                 8.25%, 6/15/05
18,058,600
                                                                ------------------
                                                                       68,556,740
                                                                ------------------
FOOD & BEVERAGE - 0.1%
       1,410,000  Smithfield Foods Inc., 7.63%, 2/15/08                 1,279,575
                                                                ------------------
FOREST PRODUCTS & PAPER - 0.2%
       5,000,000  Champion International Corp., 7.10%, 9/1/05           4,899,250
                                                                ------------------
GAS & WATER UTILITIES - 0.3%
       6,970,000  United Utilities Plc, 6.88%, 8/15/28                  5,544,077
                                                                ------------------
MEDIA - 0.6%
       3,125,000  Adelphia Communications Corp.,
                  9.38%, 11/15/09                                       2,664,063
       5,540,000  Clear Channel Communications, 7.88%, 6/15/05          5,583,433
       2,500,000  Fox Sports Networks LLC, 8.88%, 8/15/07               2,512,500
       1,900,000  Lamar Media Corp., 8.63%, 9/15/07                     1,852,500
                                                                ------------------
                                                                       12,612,496
                                                                ------------------
MEDICAL PROVIDERS & SERVICES(Z)
       2,000,000  Mariner Post-Acute Network Inc., Series B,
                  9.50%, 4/1/06(d)(+)
10,000
                                                                ------------------
MOTOR VEHICLES & PARTS - 0.1%
       2,500,000  DaimlerChrysler NA Holding Corp.,
                  6.90%, 9/1/04
2,466,600
                                                                ------------------
MULTI-INDUSTRY - 0.2%
       5,000,000  Cendant Corporation, 7.75%, 12/1/03                   4,893,300
                                                                ------------------
OIL SERVICES - 1.2%
      15,000,000  Enron Corp., 144A, 7.11%, 12/12/00,
                  resets quarterly off the 3-month LIBOR
plus
                  0.45% with no caps
14,992,500
       1,497,000  Express Pipeline LP, 144A, Series 1998 B,
                  7.39%, 12/31/17
1,278,064

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

    $  4,000,000  Phillips Petroleum Co., 8.75%, 5/25/10          $    4,362,560
         350,000  Williams Cos. Inc., 6.20%, 8/1/02                      344,442
                                                                ------------------
                                                                      20,977,566
                                                                ------------------
RAILROADS - 0.3%
       1,601,413  Burlington Northern Railroad Co.,
                  7.33%, 6/23/10                                       1,605,240
       5,350,000  Canadian National Railway Co.,
                  7.00%, 3/15/04                                       5,286,710
                                                                ------------------
                                                                       6,891,950
                                                                ------------------
REAL ESTATE INVESTMENT TRUST(z)
         830,000  Felcor Lodging LP, 144A, 9.50%, 9/15/08                820,131
                                                                ------------------
SEMICONDUCTOR - 0.1%
       3,125,000  Charter Communications Holdings,
                  LLC/ Charter Communications Holdings
                  Capital Corp., 8.25%, 4/1/07                          2,796,875
                                                                ------------------
TELEPHONE - 1.0%
       4,125,000  Global Crossing Holding Limited,
                  9.13%, 11/15/06  3,939,375
       3,000,000  McLeodUSA Inc., 9.25%, 7/15/07                        2,790,000
       1,000,000  XO Communications Inc., 9.63%, 10/1/07                  835,000
         700,000  Qwest Capital Funding Inc., 6.88%, 7/15/28              614,936
      10,000,000  Sprint Capital Corp., 5.88%, 5/1/04                   9,518,100
       2,000,000  Williams Communications Group,
                  10.70%, 10/1/07  1,720,000
         500,000  WorldCom, Inc., 6.40%, 8/15/05                          482,035
                                                                ------------------
                                                                       19,899,446
                                                                ------------------
 TRUCKING & SHIPPING & AIR FREIGHT - 0.3%
       1,900,000  Atlantic Express, 10.75%, 2/1/04                      1,634,000
       4,681,987  FedEx Corp., Series 1999-1, Class C,
                  8.25%, 1/15/19                                        4,729,369
                                                                ------------------
                                                                        6,363,369
                                                                ------------------
 TOTAL CORPORATE BONDS                                                206,408,790
                                                                ------------------
  (Cost $216,432,996)

PREFERRED STOCKS - 0.2%

ENTERTAINMENT - 0.2%
         150,000  AT&T Corp., 10.00%, 5/31/45                           3,796,875
                                                                ------------------
 (Cost $4,087,500)

FOREIGN CORPORATE BONDS - 2.4%

BANKS - 0.2%
       4,000,000  Barclays Bank Plc, 144A, 8.55%, 9/29/49               4,026,800
                                                                ------------------
 ELECTRICAL EQUIPMENT - 0.1%
 1,785,000  Legrand S.A., 8.50%, 2/15/25                                1,864,450
                                                                ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.
    15

THE U.S. FIXED INCOME PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.5%
   $  7,220,000  HSBC Capital Funding LP, 144A,
                 10.18%, 12/29/49, resets quarterly off the
                 3-month LIBOR plus 4.98% with no caps           $    7,901,207
      2,250,000  Montell Finance Co. B.V., 144A,
                 8.10%, 3/15/27                                       2,022,885
                                                              ------------------
                                                                      9,924,092
                                                              ------------------
INFORMATION SERVICES - 0.4%
      8,760,000  Marconi Corporation Plc, 8.38%, 9/15/30              8,353,799
                                                              ------------------
TELEPHONE - 1.2%
     10,000,000  Deutsche Telekom International Finance,
                 8.25%, 6/15/30                                     10,205,200

        300,000  Microcell Telecommunications Inc.,
                 Series B, 11.99%, 6/1/06(y)                           288,000
     12,150,000  Telefonica Europe B.V., 8.25%, 9/15/30              12,441,357
                                                              ------------------
                                                                     22,934,557
                                                              ------------------
TOTAL FOREIGN CORPORATE BONDS                                        47,103,698
                                                              ------------------
  (Cost $48,063,160)

MORTGAGE PASS THRU - 25.2%
        1,032,790  FHLMC, 6.00%, 3/1/11 to 4/1/11                   1,000,680
              337  FHLMC, 12.50%, 8/1/14                                  379
       58,465,854  FNMA, 6.00%, 12/1/28 to 2/1/29                  54,836,488
       11,406,862  FNMA, 6.50%, 1/1/28 to 9/1/29                   10,966,121
        3,178,859  FNMA, 7.00%, 7/1/28 to 10/1/29                   3,115,249
          166,863  FNMA, 7.50%, 5/1/30                                166,659
        1,899,247  FNMA, 8.00%, 8/1/22 to 6/1/27                    1,924,476
        8,010,000  FNMA, TBA, 6.50%, 11/1/30                        7,697,129
       71,310,000  FNMA, TBA, 7.00%, 11/1/15                       70,864,314
      107,234,000  FNMA, TBA, 7.00%, 9/1/29                       105,056,078
      157,605,000  FNMA, TBA, 7.50%, 12/1/30                      157,210,989
       51,325,080  GNMA, 6.50%, 6/15/28 to 12/15/28                49,554,364
          193,732  GNMA, 7.00%, 12/15/08                              194,521
        8,479,978  GNMA, 7.50%, 1/15/27 to 2/15/27                  8,516,441
          218,242  GNMA, 8.50%, 5/15/27                               223,955
           62,710  GNMA, 9.00%, 12/15/19                               65,512
       28,460,000  GNMA, TBA, 7.00%, 11/1/30                       28,051,030
                                                              ------------------
TOTAL MORTGAGE PASS THRU                                           499,444,385
                                                              ------------------
  (Cost $497,587,636)

PRIVATE PLACEMENTS - 0.9%

CO-OP APARTMENTS - 0.9%
       4,414,909  180 East End Avenue Note, secured by
                  first mortgage and agreement on co-op
                  apartment building in New York City,
                  6.88%, 1/1/29(f)                                   4,175,577
      10,900,383  200 East 57th Street, secured by first
                  mortgage and agreement on co-op
                  apartment building in New York City,
                  6.50%, 1/1/14(f)                                  10,110,105

PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

    $  3,239,184  81 Irving Place Note,
                  secured by first mortgage
                  and agreement on co-op apartment building
                  in New York City, 6.95%, 1/1/29(f)             $    3,070,974
                                                              ------------------
 TOTAL PRIVATE PLACEMENTS                                            17,356,656
                                                              ------------------
  (Cost $18,554,476)

SOVEREIGN GOVERNMENTS AND AGENCIES - 0.2%
       4,700,000  Province of Quebec, 6.50%, 1/17/06                  4,610,465
                                                              ------------------
   (Cost $4,751,612)

U.S. GOVERNMENT AGENCY SECURITIES - 7.7%
      61,175,000  FHLMC, 6.88%, 9/15/10(s)                           61,958,652
      59,297,000  FNMA, 7.00%, 7/15/05(s)                            60,418,306
      29,271,000  FNMA, 7.13%, 6/15/10(s)                            30,153,813
                                                              ------------------
 TOTAL U.S. GOVERNMENT AGENCY SECURITIES                            152,530,771
                                                              ------------------
  (Cost $151,845,810)

U.S. TREASURY SECURITIES - 11.8%
      38,155,000  U.S. Treasury STRIPS, PO, 6.47%, 11/15/15          15,604,250
      70,195,000  U.S. Treasury Bonds, 8.88%, 2/15/19                92,251,673
       4,150,000  U.S. Treasury Bonds, 8.00%, 11/15/21                5,129,151
      40,743,000  U.S. Treasury Bonds, 6.75%, 8/15/26                44,855,598
       7,005,000  U.S. Treasury Bonds, 5.25%, 2/15/29                 6,375,671
         330,000  U.S. Treasury Notes, 6.75%, 5/15/05(s)                342,118
      14,950,000  U.S. Treasury Notes, 6.88%, 5/15/06(s)             15,664,760
      50,965,000  U.S. Treasury Notes, 5.75%, 8/15/10(s)             50,917,093
                                                              ------------------
TOTAL U.S. TREASURY SECURITIES                                      231,140,314
                                                              ------------------
  (Cost $223,074,002)

SHORT-TERM INVESTMENTS - 20.5%

COMMERCIAL PAPER - 4.1%
      50,000,000  Morgan Stanley, 6.58%, 11/1/00(s)                  49,990,861
      30,719,000  Salomon Smith Barney 6.60%, 11/1/00(s)             30,713,368
                                                              ------------------
                                                                     80,704,229
                                                              ------------------
 INVESTMENT COMPANIES - 16.3%
     320,833,615  J.P. Morgan Institutional Prime
                  Money Market Fund(s)*                             320,833,615
                                                              ------------------
U.S. TREASURY SECURITIES - 0.1%
     $ 2,700,000  U.S. Treasury Notes, 5.63%, 11/30/00(s)             2,698,552
                                                              ------------------
 TOTAL SHORT-TERM INVESTMENTS                                       404,236,396
                                                              ------------------
  (Cost $404,252,425)

TOTAL INVESTMENT SECURITIES - 100.0%                             $1,972,305,916
                                                              ===================
  (Cost $1,972,799,418)

    The Accompanying Notes are an Integral Part of the Financial Statements.
16

THE U.S. FIXED INCOME PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)

OCTOBER 31, 2000

FUTURES CONTRACTS

                                                                               NET
                                                                            UNREALIZED
                                    EXPIRATION       UNDERLYING FACE       APPRECIATION
PURCHASED                              DATE         AMOUNT AT VALUE       (DEPRECIATION)
------------------------------------------------------------------------------------------
420 U.S. Two-Year Treasury Note    December 2000      $84,052,500           $(160,122)
353 U.S. Five-Year Treasury Note   December 2000       35,542,688             334,510
                                                  -------------------   ------------------
                                                     $119,595,188            $174,388
                                                  ===================   ==================

                                                                               NET
                                                                           UNREALIZED
                                      EXPIRATION     UNDERLYING FACE      APPRECIATION
SOLD                                    DATE         AMOUNT AT VALUE     (DEPRECIATION)
------------------------------------------------------------------------------------------
1,115 U.S. Ten-Year Treasury Note   December 2000    $112,283,990          $(746,864)
  133 U.S. Five-Year Treasury Note  December 2000     13,279,219              25,956
                                                  -------------------   ------------------
                                                     $125,563,209          $(720,908)
                                                  ===================   ==================

PERCENT OF FOREIGN BONDS

CANADA           0.2%
FRANCE           0.1%
GERMANY          0.5%
NETHERLANDS      0.8%
UNITED KINGDOM   1.0%

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LIBOR - London Interbank Offered Rate
PO - Principal only
resets - The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
SEQ - Sequential Payor
STRIPS - Separate Trading of Registered Interest and Principal of Securities. TBA - Securities purchased (sold) on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement.
144A - Securities restricted for resale to Qualified Institutional Buyers
(d)  Defaulted security
(f) Illiquid and fair valued security. Approximately $17,356,656 or 0.9% of the market value of the securities have been valued at fair value.
(s) Security is fully or partially segregated with custodian as collateral for futures or with brokers as initial margin for futures contracts.
(y)  Yield to maturity
(z)  Category is less than 0.05% of total investment securities.
 *  Money Market Mutual Fund registered under the Investment Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.
 (+)   Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.
 17

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at  Value (Cost $1,972,799,418)                     $1,972,305,916
Receivable for Investments Sold                                    215,449,468
Dividend and Interest Receivable                                    16,802,427
Variation Margin Receivable                                            297,047
Prepaid Trustees' Fees and Expenses                                      5,633
Prepaid and Other Assets                                                56,659
                                                             ------------------
TOTAL ASSETS                                                     2,204,917,150
                                                             ------------------
LIABILITIES
Payable for Investments Purchased                                  581,887,694
Advisory Fee Payable                                                   411,029
Due to Custodian                                                        52,420
Administration Service Fee Payable                                      32,785
Fund Services Fee Payable                                                1,108
Accrued Expenses and Other Liabilities                                 123,828
                                                             ------------------
TOTAL LIABILITIES                                                  582,508,864
                                                             ------------------
NET ASSETS
Applicable to Investors' Beneficial Interests                   $1,622,408,286
                                                             ==================

   The Accompanying Notes are an Integral Part of the Financial Statements.
18

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Interest Income                                                   $84,404,356
Dividend Income (Net of Foreign
    Withholding Tax of $2,250)                                        856,607
Dividend Income from Affiliated Investments
  (includes reimbursement from
  affiliate of $719,202)                                           20,927,976
                                                             ------------------
    Investment Income                                             106,188,939
                                                             ------------------
EXPENSES
Advisory Fee                                                        4,648,013
Administrative Services Fee                                           377,452
Custodian Fees and Expenses                                           265,117
Professional Fee                                                       62,299
Fund Services Fee                                                      24,445
Trustees' Fees and Expenses                                            17,961
Administration Fee                                                     11,454
Printing Expenses                                                      10,427
Insurance Expenses                                                      3,710
                                                             ------------------
    Total Expenses                                                  5,420,878
                                                             ------------------
NET INVESTMENT INCOME                                             100,768,061
                                                             ------------------
REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON
   Investment Transactions                                       (33,777,183)
   Futures Contracts                                                3,485,899
   Foreign Currency Contracts and Transactions                      9,635,475
                                                             ------------------
    Net Realized Loss                                            (20,655,809)
                                                             ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
   Investment Transactions                                         24,016,731
   Futures Contracts                                                  109,831
   Foreign Currency Contracts and Translations                      (876,484)
                                                             ------------------
    Net Change in Unrealized Appreciation                          23,250,078
                                                             ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $103,362,330
                                                             ==================

The Accompanying Notes are an Integral Part of the Financial Statements.
  19

THE U.S. FIXED INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31

INCREASE IN NET ASSETS
                                                                  2000               1999
FROM OPERATIONS
Net Investment Income                                        $  100,768,061       $   90,985,155
Net Realized Loss on Investments, Futures, and
   Foreign Currency Contracts and Transactions                  (20,655,809)         (40,014,602)

Net Change in Unrealized Appreciation
   (Depreciation) of Investments,
   Futures, and Foreign Currency Contracts
   and Translations                                              23,250,078          (48,217,908)
                                                           ------------------  --------------------
     Net Increase in Net Assets Resulting from Operations       103,362,330            2,752,645
                                                           ------------------  --------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                                   528,079,947           936,203,363
Withdrawals                                                     (607,155,670)        (688,024,126)
                                                           ------------------  --------------------
     Net Increase (Decrease) from Transactions in
       Investors' Beneficial Interest                           (79,075,723)          248,179,237
                                                           ------------------  --------------------
     Total Increase in Net Assets                                24,286,607           250,931,882
                                                           ------------------  --------------------
NET ASSETS
Beginning of Year                                              1,598,121,679         1,347,189,797
                                                           ------------------  --------------------
End of Year                                                    $1,622,408,286       $1,598,121,679
                                                           ==================  ====================

SUPPLEMENTARY DATA

                                                   FOR THE YEARS ENDED OCTOBER 31
                                         2000      1999        1998       1997        1996
                                    -----------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
    Net Expenses                        0.35%      0.36%       0.36%      0.37%       0.37%
    Net Investment Income               6.50%      6.05%       6.42%      6.70%       6.38%
Portfolio Turnover                       531%       465%        115%        93%        186%

      The Accompanying Notes are an Integral Part of the Financial Statements.
20

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The U.S. Fixed Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The Portfolio's investment objective is to provide a high total return consistent with moderate risk of capital. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations on July 12, 1993.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio.

    SECURITY VALUATIONS--Fixed Income Securities, (other than convertible bonds), with a maturity of 60 days or more held by Portfolio's other than money market funds will be valued each day based on readily available market quotations received from independent or affiliated commercial pricing services. Such pricing services will generally provide bidside quotations. Convertible bonds are valued at the last sale price on the primary exchange on which the bond is principally traded. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    REPURCHASE AGREEMENTS--The Portfolio's custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS--The Portfolio may enter into futures contracts in order to hedge existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Portfolio. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Portfolio will recognize a gain or loss when the contract is closed or expires.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Portfolio's exposure to foreign currency exchange fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Portfolio bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    COMMITMENTS--The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

in the same manner. However, during the commitment period, these investments earn no interest or dividends.

    RESTRICTED AND ILLIQUID SECURITIES--The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At the end of the period, the Portfolio had no investments in restricted securities and investments of $17,356,656, which represent 1.1% of the Portfolio's net assets in illiquid securities.

    INCOME TAX STATUS--The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the provisions of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 0.30% of the Portfolio's average daily net assets.

    The Portfolio may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund, and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    ADMINISTRATIVE SERVICES--The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Portfolio and certain other investment companies for which FDI provides similar services.

    FUND SERVICES--The Portfolio has a Fund Service Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $4,600.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized depreciation was $1,490,129, based on the aggregate cost of investments for federal income tax purposes of $1,973,796,045, which consisted of unrealized appreciation of $15,895,128 and unrealized depreciation of $17,385,257.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Portfolio purchased $5,775,778,315 of U.S. Government securities and sold $5,537,371,197 of U.S. Government securities. Purchases and sales of investment securities other than U.S. Government securities and short-term investments were $2,607,572,782 and $2,378,729,859 respectively.

--------------------------------------------------------------------------------
5. CONCENTRATION OF CREDIT RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

    The ability of the issuers of debt, asset-backed and mortgage-backed securities to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

    As to illiquid investments, a Portfolio is subject to the risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

--------------------------------------------------------------------------------
6. CREDIT AGREEMENT

    The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Investors of
The U.S. Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Fixed Income Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP
  New York, New York
  December 21, 2000

[back cover]

J.P. MORGAN FUNDS

       Federal Money Market Fund
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       Prime Money Market Fund
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       Tax Aware Enhanced Income Fund:
           Select Shares
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       Tax Exempt Money Market Fund
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       Short Term Bond Fund
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       U.S. Small Company Fund
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       Tax Aware U.S. Equity Fund: Select Shares
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       Emerging Markets Equity Fund
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       For more information on the J.P. Morgan
           Funds, call J.P. Morgan Funds
           Services at (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                     MAILING
500 Stanton Christiana Road                                     INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23747  1000